Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

17.Subsequent events

On January 2, 2026, the Company granted 185,200 RSUs to officers, employees, and consultants which vest in 3 equal tranches on the first, second and third anniversaries of the date of the grant. On January 2, 2026, the Company granted 50,000 RSUs to directors which vested on February 2, 2026.

On February 9, 2026, the Company completed a bought deal public offering (the “Offering”), pursuant to which the Company sold 10,300,000 common shares, at a price of C$13.75 per common share for gross proceeds of C$141.6 million. The Company paid the underwriters a cash fee of 5% of the aggregate gross proceeds of the Offering. Concurrently, the Company completed a non-brokered private placement with Tether Investments S.A. de C.V. (“Tether Investments”), to which the Company sold 1,575,712 common shares at a price of C$13.75 for proceeds of C$21.7 million, pursuant to the exercise of Tether Investment’s participation rights in the Offering.

The Company repaid $126.0 million on amounts drawn on the Company’s Credit Facilities (note 7) from proceeds from the Offering and private placement and cash on hand.

On March 4, 2026, the Company amended its credit facility agreement to upsize the RCF to $200.0 million with a $25.0 million accordion feature and retire the TL, which was fully repaid. The interest rates and standby fees on the Upsized RCF remain unchanged from those under the Credit Facilities agreement (note 7). The Upsized RCF matures on March 4, 2029.

On March 5, 2026, the Company’s common shares commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbol “VMET”.